UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2007

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 18, 2007, Odyssey Marine Exploration, Inc. (“Odyssey”) issued a press release announcing that it has completed the pre-disturbance archaeological survey and preliminary excavation of a Colonial period shipwreck site code-named “Black Swan” in an undisclosed location in the Atlantic Ocean. A copy of Odyssey’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 18, 2007, Odyssey also posted on its web site (www.shipwreck.net) a series of questions and answers regarding the “Black Swan” shipwreck and related matters. A copy of the questions and answers is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Printed copies of the questions and answers were also distributed to the attendees at Odyssey’s annual meeting of stockholders on May 18, 2007.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of Odyssey’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless Odyssey expressly states in such filing that such information is to be considered or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

99.1*	Press release issued by Odyssey Marine Exploration, Inc. on May 18, 2007.

99.2*	Questions and Answers Regarding the “Black Swan” Shipwreck.

*	Exhibits 99.1 and 99.2 furnished with this Current Report on Form 8-K shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Odyssey’s filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in such filing, unless Odyssey expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: May 18, 2007	By:	/s/ Michael J. Holmes
Michael J. Holmes,
Chief Financial Officer